UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620th Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO

FORM N-Q

MARCH 31, 2014

CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO

Schedule of investments (unaudited)	March 31, 2014

SECURITY	SHARES	VALUE
COMMON STOCKS - 99.3%
CONSUMER DISCRETIONARY - 12.9%
Auto Components - 0.4%
Fox Factory Holding Corp.	59,075	$1,116,518	*

Hotels, Restaurants & Leisure - 3.5%
Bally Technologies Inc.	88,120	5,839,712	*
Buffalo Wild Wings Inc.	27,370	4,075,393	*

Total Hotels, Restaurants & Leisure		9,915,105

Internet & Catalog Retail - 0.6%
RetailMeNot Inc.	48,255	1,544,160	*

Media - 1.9%
Lions Gate Entertainment Corp.	194,236	5,191,928

Specialty Retail - 6.5%
Hibbett Sports Inc.	93,651	4,952,265	*
Jos. A. Bank Clothiers Inc.	52,116	3,351,059	*
Lumber Liquidators Holdings Inc.	51,070	4,790,366	*
Monro Muffler, Inc.	48,807	2,776,142
Stage Stores Inc.	93,660	2,289,987

Total Specialty Retail		18,159,819

TOTAL CONSUMER DISCRETIONARY		35,927,530

CONSUMER STAPLES - 4.2%
Food & Staples Retailing - 4.2%
Casey’s General Stores Inc.	56,601	3,825,661
Fresh Market Inc.	98,545	3,311,112	*
Susser Holdings Corp.	73,710	4,604,664	*

TOTAL CONSUMER STAPLES		11,741,437

ENERGY - 3.8%
Energy Equipment & Services - 3.0%
Geospace Technologies Corp.	39,431	2,609,149	*
Newpark Resources Inc.	235,532	2,696,841	*
TETRA Technologies Inc.	236,532	3,027,610	*

Total Energy Equipment & Services		8,333,600

Oil, Gas & Consumable Fuels - 0.8%
Comstock Resources Inc.	100,390	2,293,912

TOTAL ENERGY		10,627,512

FINANCIALS - 9.7%
Banks - 4.1%
Old National Bancorp	141,330	2,107,230
SVB Financial Group	50,320	6,480,210	*
Western Alliance Bancorp	109,870	2,702,802	*

Total Banks		11,290,242

Capital Markets - 2.6%
Financial Engines Inc.	95,637	4,856,447
WisdomTree Investments Inc.	188,010	2,466,691	*

Total Capital Markets		7,323,138

Diversified Financial Services - 0.5%
Primus Guaranty Ltd.	187,132	1,497,056	*

Insurance - 0.7%
American Equity Investment Life Holding Co.	84,419	1,993,977

Real Estate Investment Trusts (REITs) - 0.8%
Gaming and Leisure Properties Inc.	62,018	2,261,176

Real Estate Management & Development - 1.0%
Jones Lang LaSalle Inc.	22,070	2,615,295

TOTAL FINANCIALS		26,980,884

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	SHARES	VALUE
HEALTH CARE - 16.7%
Biotechnology - 1.0%
Acorda Therapeutics Inc.	72,140	$2,734,827	*

Health Care Equipment & Supplies - 2.7%
Endologix Inc.	142,972	1,840,050	*
Insulet Corp.	76,030	3,605,342	*
Integra LifeSciences Holdings Corp.	44,809	2,060,766	*

Total Health Care Equipment & Supplies		7,506,158

Health Care Providers & Services - 4.0%
Accretive Health Inc.	164,050	1,312,400	*
Hanger Orthopedic Group Inc.	128,590	4,330,911	*
Mednax Inc.	52,110	3,229,778	*
Owens & Minor Inc.	64,350	2,254,180

Total Health Care Providers & Services		11,127,269

Health Care Technology - 4.6%
athenahealth Inc.	38,620	6,188,469	*
Medidata Solutions Inc.	95,083	5,166,810	*
Vocera Communications Inc.	101,196	1,652,531	*

Total Health Care Technology		13,007,810

Life Sciences Tools & Services - 2.2%
ICON PLC	98,396	4,678,730	*
Luminex Corp.	80,970	1,466,367	*

Total Life Sciences Tools & Services		6,145,097

Pharmaceuticals - 2.2%
Auxilium Pharmaceuticals Inc.	112,010	3,044,432	*
Pacira Pharmaceuticals Inc.	42,625	2,983,324	*

Total Pharmaceuticals		6,027,756

TOTAL HEALTH CARE		46,548,917

INDUSTRIALS - 12.9%
Aerospace & Defense - 1.8%
Orbital Sciences Corp.	176,879	4,934,924	*

Air Freight & Logistics - 0.7%
XPO Logistics Inc.	69,587	2,046,554	*

Building Products - 1.0%
Trex Co. Inc.	40,009	2,927,058	*

Commercial Services & Supplies - 1.2%
Copart Inc.	89,647	3,262,254	*

Construction & Engineering - 0.7%
Quanta Services Inc.	55,990	2,066,031	*

Electrical Equipment - 0.8%
Thermon Group Holdings Inc.	91,720	2,126,070	*

Machinery - 4.4%
Chart Industries Inc.	53,269	4,237,549	*
IDEX Corp.	55,450	4,041,751
Tennant Co.	60,139	3,946,321

Total Machinery		12,225,621

Trading Companies & Distributors - 2.3%
H&E Equipment Services Inc.	95,400	3,858,930	*
MSC Industrial Direct Co. Inc., Class A Shares	31,501	2,725,466

Total Trading Companies & Distributors		6,584,396

TOTAL INDUSTRIALS		36,172,908

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	SHARES	VALUE
INFORMATION TECHNOLOGY - 35.2%
Electronic Equipment, Instruments & Components - 4.3%
FEI Co.	67,840	$6,988,877
MTS System Corp.	30,888	2,115,519
OSI Systems Inc.	46,772	2,799,772	*

Total Electronic Equipment, Instruments & Components		11,904,168

Internet Software & Services - 11.0%
comScore Inc.	97,217	3,187,746	*
Cornerstone OnDemand Inc.	81,360	3,894,703	*
Cvent Inc.	50,372	1,820,948	*
Dice Holdings Inc.	100,260	747,940	*
E2open Inc.	79,689	1,878,270	*
Envestnet Inc.	70,153	2,818,748	*
LivePerson Inc.	331,348	3,999,370	*
Marketo Inc.	99,842	3,261,838	*
MercadoLibre Inc.	29,712	2,825,908
Trulia Inc.	145,582	4,833,322	*
Wix.com Ltd.	42,219	969,770	*
XO Group Inc.	58,330	591,466	*

Total Internet Software & Services		30,830,029

IT Services - 3.9%
Cardtronics Inc.	123,823	4,810,524	*
MAXIMUS Inc.	75,999	3,409,315
ServiceSource International Inc.	315,062	2,659,123	*

Total IT Services		10,878,962

Semiconductors & Semiconductor Equipment - 2.2%
Integrated Device Technology Inc.	183,800	2,247,874	*
Monolithic Power Systems	60,120	2,330,853	*
Ultratech Inc	56,801	1,658,021	*

Total Semiconductors & Semiconductor Equipment		6,236,748

Software - 13.8%
Aspen Technology Inc.	127,650	5,407,254	*
Barracuda Networks Inc.	52,034	1,766,034	*
BroadSoft Inc.	81,139	2,168,845	*
Fortinet Inc.	297,979	6,564,477	*
Imperva Inc.	62,785	3,497,124	*
MICROS Systems Inc.	59,458	3,147,112	*
Monotype Imaging Holdings Inc.	109,490	3,300,029
Qualys Inc.	77,393	1,968,104	*
Solarwinds Inc.	96,420	4,110,385	*
Tableau Software Inc., Class A Shares	28,650	2,179,692	*
Varonis Systems Inc.	6,890	246,386	*
Verint Systems Inc.	87,349	4,099,289	*

Total Software		38,454,731

TOTAL INFORMATION TECHNOLOGY		98,304,638

MATERIALS - 2.9%
Chemicals - 2.0%
Kraton Performance Polymers Inc.	51,630	1,349,608	*
Rockwood Holdings Inc.	56,496	4,203,303

Total Chemicals		5,552,911

Metals & Mining - 0.9%
Compass Minerals International Inc.	32,253	2,661,517

TOTAL MATERIALS		8,214,428

UTILITIES - 1.0%
Electric Utilities - 1.0%
ITC Holdings Corp.	76,362	2,852,121

TOTAL COMMON STOCKS (Cost - $182,216,096)		277,370,375

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE SMALL CAP GROWTH PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY			SHARES	VALUE
PREFERRED STOCKS - 0.3%
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
Turn Inc., Series E (Cost - $613,173)			73,522	$613,173	(a)(b)(c)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $182,829,269)				277,983,548

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 0.5%
Repurchase Agreements - 0.5%
Interest in $1,750,000,000 joint tri-party repurchase agreement dated 3/31/14 with RBS Securities Inc.; Proceeds at maturity - $1,483,002; (Fully collateralized by various U.S. government obligations, 0.125% to 3.625% due 5/31/14 to 8/15/43; Market value - $1,512,662) (Cost - $1,483,000)	0.050%	4/1/14	$1,483,000	1,483,000

TOTAL INVESTMENTS - 100.1% (Cost - $184,312,269#)				279,466,548
Liabilities in Excess of Other Assets - (0.1)%				(179,858)

TOTAL NET ASSETS - 100.0%				$279,286,690

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Illiquid security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Variable Small Cap Growth Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks	$277,370,375	—	—	$277,370,375
Preferred stocks	—	—	$613,173	613,173

Total long-term investments	$277,370,375	—	$613,173	$277,983,548

Short-term investments†	—	$1,483,000	—	1,483,000

Total investments	$277,370,375	$1,483,000	$613,173	$279,466,548

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate

Notes to Schedule of Investments (unaudited) (continued)

counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Portfolio under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Portfolio did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$101,196,805
Gross unrealized depreciation	(6,042,526)

Net unrealized appreciation	$95,154,279

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At March 31, 2014, the Portfolio did not have any derivative instruments outstanding.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014